UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2014

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On September 17, 2014, Dollar General Corporation (“Dollar General”) issued the press release furnished herewith as Exhibit 99 and incorporated herein by reference.

The information in Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION

This Current Report is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Family Dollar Stores, Inc. (“Family Dollar”) or any other securities. Dollar General and its wholly owned subsidiary D3 Merger Sub, Inc., have commenced a tender offer for all outstanding shares of common stock of Family Dollar and have filed with the SEC a tender offer statement on Schedule TO (including an Offer to Purchase, a Letter of Transmittal and related documents), which will be amended as necessary. These documents contain important information, including the terms and conditions of the tender offer (the “Tender Offer”) by Dollar General to acquire all of the outstanding common stock, par value $0.10 per share (together with the associated preferred share purchase rights), of Family Dollar for $80.00 per share, net to the seller in cash, without interest and less any required withholding taxes, and stockholders of Family Dollar are advised to carefully read these documents before making any decision with respect to the Tender Offer. Investors and security holders may obtain free copies of these statements and other documents filed with respect to the Tender Offer at the SEC’s website at www.sec.gov. In addition, copies of the Schedule TO and related materials may be obtained for free by directing such requests to the information agent for the Tender Offer, Innisfree M&A Incorporated, at (877) 750-5837 (toll free for stockholders) or (212) 750-5833 (collect for banks and brokers).

ITEM 8.01	OTHER EVENTS.

The information set forth in Item 7.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. N/A

(b) Pro forma financial information. N/A

(c) Shell company transactions. N/A

(d) Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

[Signature Page to 8-K]

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Dollar General Corporation dated September 17, 2014